Exhibit 10.12(c)
Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.
Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.
The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.
CONFIDENTIAL
Purchase Order# 2023-0002

PURCHASE ORDER (LEGAL)

This Purchase Order is dated 7 October 2023 (the Commencement Date).

PARTIES

CEREBRAS SYSTEMS, INC. a company incorporated and registered under the laws of the State of Delaware, issued a Delaware State File Number of 6009247 by the Secretary of State of the State of Delaware and whose registered office is at (the Supplier).

G42 HOLDING US LLC, a company incorporated and registered under the laws of the State of Delaware, issued a Delaware State File Number of 7626371 by the Secretary of State of the State of Delaware and whose principal place of business is at [***] (G42).

BACKGROUND

1.    G42 and the Supplier entered into a framework agreement dated 13 September 2023 (Framework Agreement), allowing G42 or any of its Affiliates to request Goods from the Supplier.
2.     Pursuant to the Framework Agreement, G42 requests certain Goods to be provided by the Supplier, and the Supplier agrees to provide such Goods to G42 in accordance with Schedule 2 (Supply Contract Terms) of the Framework Agreement.
3.   Unless otherwise stated or the context otherwise requires: (i) the terms set out in Schedule 2 of the Framework Agreement shall apply to this Purchase Order and are hereby incorporated by reference; and (ii) the definitions and rules of interpretation set out in Schedule 2 of the Framework Agreement shall apply to this Purchase Order.

PURCHASE ORDER (COMMERCIAL)

Purchase Order No.	2023-0002

GOODS

[***]	[***] Node CS-2 Weight Streaming Cluster: [***] x CS-2 systems, [***].

[***]
[***] subscription to software updates, upgrades and bug fixes for [***] node Cerebras cluster, [***]. Extended Warranty: Hardware warranty of [***]. Access to an online searchable knowledge base. [***]. Hardware support on-site diagnostics and troubleshooting, remote remediation where possible. [***].

[***]	Supplier to execute physical installation, rack, stack, network, cabling, integrate cluster, power on, [***], configuration, and bring-up for a total of [***] node CS-2 system cluster. [***].

Acceptance Period	[***] from the Supplier notifying G42 that [***] is complete.

FEES

Goods	[***].

Sales Tax / Other Taxes	[***].

Shipping	N.A

Total Fees	[***].

Delivery Location	[***]

Delivery Terms	As per Supply Contract.

Delivery Date	See Special Terms

Invoice Address	[***]

WARRANTY* AND SPECIFICATIONS

Warranty Period *(only if different from Supply Contract)	[***].

Specifications	As described in the “GOODS” section of this Purchase Order.

Validation Checks	See Appendix.

OTHER DETAILS

Payment Terms	[***] of G42’s receipt of the relevant invoice.

Liability Cap	[***]

Liquidated Damages	Not Applicable.

Importer of Record (only if applicable)	Not Applicable.

Special Terms
Supplier agrees to deliver the Goods according to the following Delivery Schedule:
•  [***] will be delivered and installed at the Delivery Location on or before [***].
•  [***] will be delivered and installed at the Delivery Location, until Supplier has supplied a total of [***] units.
After acceptance has occurred (in accordance with clause 3.4 of the Supply Contract) in respect of the delivery and installation of [***] at the Delivery Location, the Supplier shall be entitled to submit an invoice in respect of [***] and G42 shall pay each such invoice in accordance with the Payment Terms.
The invoiced amount will be the Total Fees, prorated by the number of CS-2 units that are accepted as delivered and installed.

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have duly executed this Purchase Order in any number of counterparts of identical content as of the date first above written.

EXECUTED for and on behalf of G42 HOLDING US LLC

/s/ Martin Edelman

Name: Martin Edelman

Title: Authorised Signatory

Date:

EXECUTED for and on behalf of CEREBRAS SYSTEMS, INC.

/s/ Andrew Feldman

Name: Andrew Feldman

Title: CEO

Date: 9/25/2023

Appendix: Validation Checks